THE FORESTER FUNDS


ANNUAL REPORT
March 31, 2002

This report is submitted for the general information of shareholders of the Forester Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before you invest or send money.




FORESTER FUNDS

Letter to Shareholders


Dear Fellow Shareholder:

Volatility continued in the stock markets over the past twelve months. However, your funds have continued to grow steadily. The Value Fund beat the S&P 500 for the twelve months, returning 2.3% versus 0.3% for the S&P 500 and trailed the Russell 1000 Value which returned 4.4%. The Discovery Fund (previously the "Small Cap Value Fund") returned 2.3% for the twelve months beating one benchmark, the S&P 500 which returned 0.3% and trailing its other benchmark the Russell 2000 Index which returned 14.0%.

Over the past twelve months stock prices of larger stocks have ended near where they began. However the ride was anything but steady. Earnings have declined over this period, leaving valuations at historically high levels. Stocks remain at a poor risk/reward level where valuations are high and earnings growth is slowing or falling and visibility is poor.

Lately it has appeared that the economy has bottomed and has begun to improve. However, the market is currently pricing in an explosion in earnings growth. Many company managements have been telling us that earnings remain challenging and that visibility continues to be poor. While we believe that earnings will improve over the next 12 months, we do not believe that they will grow fast enough to justify their prices.

Sir John Templeton, an investment legend and one of our heroes, has been quoted as saying on CNBC that he would be allocating the least amount to US stocks versus other world markets, than at any time in his career.
We agree, and have broadened the mandate of the Discovery Fund to include international stocks (this will not be implemented until the prospectus is updated). Sir John was also quoted as saying that there are no markets in the world that he believes are truly bargains and so he suggests buying bonds and waiting until stocks are better priced. We agree. Given the high valuations and uncertain prospects for earnings, we remain in a defensive cash position and are waiting patiently for a better risk reward profile before getting fully invested.


Sincerely,

/s/ Thomas H. Forester

Thomas H. Forester
President





FORESTER FUNDS



THE FORESTER VALUE FUND RETURNS (a)

                                                  SINCE
FUND/INDEX                         1-YEAR       INCEPTION
Forester Value Fund                 2.3%           4.1%
Russell 1000 Value Index            4.4            2.2
S&P 500 Stock Index                 0.3           -5.1

                                  RUSSELL        S&P 500
                   FORESTER      1000 VALUE       STOCK
                  VALUE FUND       INDEX          INDEX
                  ----------     ----------      -------
9/10/99            $10,000        $10,000        $10,000
9/30/99             10,006          9,532          9,488
12/31/99            10,121         10,050         10,870
3/31/00             10,258         10,098         11,087
6/30/00             10,406          9,624         10,762
9/30/00             10,548         10,381         10,628
12/31/00            10,692         10,755          9,796
3/31/01             10,820         10,125          8,635
6/30/01             10,919         10,619          9,140
9/30/01             10,993          9,456          7,798
12/31/01            11,037         10,153          8,632
3/31/02             11,062         10,568          8,656


The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception). Since inception returns are annualized.



THE FORESTER DISCOVERY FUND RETURNS (a)

                                                  SINCE
FUND/INDEX                         1-YEAR       INCEPTION
Forester Discovery Fund             2.3%           4.1%
S&P 500 Stock Index                 0.3           -5.1
EAFE Net Index                     -8.5           -9.3
Russell 2000 Index                 14.0            6.9


                FORESTER      S&P 500       EAFE        RUSSELL
                DISCOVERY      STOCK        NET          2000
                  FUND         INDEX        INDEX        INDEX
                ---------    ---------    ---------    ---------
9/10/99          $10,000      $10,000      $10,000      $10,000
9/30/99           10,006        9,488        9,370        9,697
12/31/99          10,121       10,870       11,482       11,486
3/31/00           10,258       11,087       11,476       12,299
6/30/00           10,406       10,762       11,041       11,834
9/30/00           10,548       10,628       10,149       11,965
12/31/00          10,692        9,796        9,860       11,139
3/31/01           10,820        8,635        8,509       10,414
6/30/01           10,919        9,140        8,420       11,902
9/30/01           10,993        7,798        7,241        9,428
12/31/01          11,037        8,632        7,746       11,416
3/31/02           11,062        8,656        7,785       11,871


The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception). Since inception returns are annualized.


PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. THE DISCOVERY FUND MAY INVEST IN SMALL CAP STOCKS AND INTERNATIONAL STOCKS. THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATION, HIGHER VOLATILITY AND LESS LIQUIDITY. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRASACTION COSTS. BOTH THE VALUE FUND AND THE DISCOVERY FUND INVEST IN VALUE STOCKS, WHICH MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. ALL OF THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment return and principal value will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends.

The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance. The Russell 1000 Value Index is an unmanaged, market-weighted index of the lower price-to-book value stocks in the Russell
1000 Index of 1000 larger companies. The Russell 2000 Index of 2000 smaller companies is an unmanaged, market-weighted index of small stocks which is commonly used as a measure of small stock total return performance. The EAFE Net Index is an unmanaged, market-weighted index of companies throughout the world, excluding the U.S. and Canada, including net reinvested dividends. The new idices for the Discovery reflect the expanded mandate to allow investments in international and larger stocks.





THE FORESTER FUNDS, INC.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002


                                              	The Forester
                                                Discovery        The Forester
                                                   Fund           Value Fund
ASSETS
Cash                                             $55,308           $55,308
                                                 -------           -------
Total assets                                      55,308            55,308
                                                 =======           =======

LIABILITIES                                            -                 -
                                                 -------           -------
NET ASSETS
1,000,000,000 shares of $.0001 par value
authorized; 5,532 and 5,532 shares issued
and outstanding, respectively)                   $55,308           $55,308
                                                 =======           =======
NET ASSET VALUE, OFFERING AND REPURCHASE
PRICE PER SHARE
($55,308  /  5,532 shares)
($55,308  /  5,532 shares)                        $10.00            $10.00
                                                  ======            ======
NET ASSETS
  At March 31, 2002, net assets consisted of:
      Paid-in capital                            $55,341           $55,341
      Undistributed net investment income            108               108
      Accumulated net realized loss
        on investments                              (141)             (141)
                                                 -------           -------
                                                 $55,308           $55,308
                                                 =======           =======



See accompanying notes to financial statements











THE FORESTER FUNDS, INC.

STATEMENT OF OPERATIONS
Year ended March 31, 2002


                                               The Forester
                                                Discovery        The Forester
                                                  Fund            Value Fund
INVESTMENT INCOME
Interest income                                   $1,195            $1,195
                                                  ------            ------
Total income                                       1,195             1,195
                                                  ------            ------
EXPENSES
Investment advisory fees (Note 2)                    549               549
Professional fees                                  2,000             2,000
Directors fees                                       100               100
Miscellaneous fees                                   103               103
                                                  ------            ------
  Total expenses                                   2,752             2,752
  Less:  expenses waived and
          reimbursed by Advisor (Note 2)          (2,752)           (2,752)
                                                  ------            ------
Net expenses                                          -                 -
                                                  ------            ------
         Net investment income                     1,195             1,195
                                                  ------            ------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $ 1,195           $ 1,195
                                                 =======           =======



See accompanying notes to financial statements







THE FORESTER FUNDS, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                     The Forester            The Forester
                                    Discovery Fund            Value Fund
                               -----------------------  ----------------------
                                   Year       Year         Year      Year
                                   Ended      Ended        Ended     Ended
                                  Mar 31,    Mar 31,      Mar 31,   Mar 31,
                                   2002       2001         2002      2001
                                ----------------------  ----------------------
INCREASE IN NET ASSETS FROM
Operations
  Net investment income	          $ 1,195    $2,762      $ 1,195    $ 2,762
  Change in unrealized
    depreciation of investments         -       201            -        201
  Net realized loss on investments      -      (141)           -       (141)
                                   -------   ------       -------    ------


  Net increase in net assets
    resulting from operations       1,195     2,822        1,195      2,822

  Distributions to shareholders
    Net investment income          (1,749)   (3,012)      (1,749)    (3,012)

  Capital share transactions (a)
    Increase in net assets resulting
    from capital share transactions 1,749     3,012        1,749      3,012
                                   ------     -----       ------      -----
    Total increase in net assets    1,195     2,822        1,195      2,822

NET ASSETS
  Beginning of period              54,113    51,291       54,113     51,291
                                   ------    ------       ------     ------
End of period
(Including undistributed net
 investment income of $108, $662
 $108 and $662, respectively)     $55,308   $54,113      $55,308    $54,113
                                  =======   =======      =======    =======

(a) Summary of capital share activity follows:


Shares issued in reinvestment
  of distributions                    175       298          175        298
Value of shares issued in rein-
  vestment of distributions       $  1749   $  3012      $  1749    $  3012

  Net increase in shares              175       298          175        298
  Net increase in value of shares $  1749   $  3012      $  1749    $  3012


See accompanying notes to financial statements


THE FORESTER FUNDS, INC.

FINANCIAL HIGHLIGHTS

THE FORESTER VALUE FUND

                                       Year      Year     Period*
                                       Ended     Ended     Ended
(For a share outstanding              Mar 31,   Mar 31,   Mar 31,
 throughout each period)               2002      2001      2000
                                    -----------------------------
NET ASSET VALUE
Beginning of period                   $10.10    $10.14    $10.00
                                      ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .23       .53       .30
Net gains (losses) on securities
 (both realized and unrealized)            -       .02      (.04)
                                      ------    ------    ------
  Total from investment operations       .23       .55       .26
                                      ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.33)     (.59)     (.12)
                                      ------    ------    ------
      Total distributions               (.33)     (.59)     (.12)
                                      ------    ------    ------
NET ASSET VALUE
End of period                         $10.00    $10.10    $10.00
                                      ======    ======    ======

TOTAL RETURN                            2.25%     5.48%     2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $55,308   $54,113   $51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%
      Before waiver                     5.02%     4.78%     5.02%

Ratio of net investment income to
  average net assets                    2.18%     5.23%     2.18%

Portfolio turnover rate	                   0%        0%         0%



*Commencement of operations was September 10, 1999.

See accompanying notes to financial statements



THE FORESTER DISCOVERY FUND

                                       Year      Year     Period*
                                       Ended     Ended     Ended
(For a share outstanding              Mar 31,   Mar 31,   Mar 31,
 throughout each period)               2002      2001      2000
                                    -----------------------------
NET ASSET VALUE
Beginning of period                   $10.10    $10.14    $10.00
                                      ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .23       .53       .30
Net gains (losses) on securities
 (both realized and unrealized)            -       .02      (.04)
                                      ------    ------    ------
  Total from investment operations       .23       .55       .26
                                      ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.33)     (.59)     (.12)
                                      ------    ------    ------
      Total distributions               (.33)     (.59)     (.12)
                                      ------    ------    ------
NET ASSET VALUE
End of period                         $10.00    $10.10    $10.00
                                      ======    ======    ======

TOTAL RETURN                            2.25%     5.48%     2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $55,308   $54,113   $51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%
      Before waiver                     5.02%     4.78%     5.02%

Ratio of net investment income to
  average net assets                    2.18%     5.23%     2.18%

Portfolio turnover rate	                   0%        0%        0%



*Commencement of operations was September 10, 1999.

See accompanying notes to financial statements








THE FORESTER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
March 31, 2002


(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Forester Funds, Inc. (the "Company") is an open-end diversified
investment company currently offering two series of shares:   The
Forester Discovery Fund (formerly The Forester Small Cap Value Fund)
 and The Forester Value Fund (each a "Fund"). The Funds commenced operations on September 10, 1999.

The objective of the Funds is to seek long-term growth of capital.

SECURITY VALUATION
Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked
prices on such exchanges or such System.   Unlisted securities that
are not included in such System are valued at the mean of the quoted
bid and asked prices in the over-the-counter-market.   Securities and
other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and
responsibility of the Funds' Board of Directors.   Short-term
investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as regulated investment companies and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. At March 31, 2002, each Fund has a net realized loss of $141 expiring in 2009 which may be utilized in future years to offset net realized capital gains.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO
SHAREHOLDERS
As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).
Interest income is recorded on the accrual basis.   Bond premiums and
discounts are amortized in accordance with Federal income tax regulations. Dividend income is recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting
period.   Actual results could differ from those estimates.



THE FORESTER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)
March 31, 2002

(2)	TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
For the year ended March 31, 2002, Forester Capital
Management, Ltd. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain
administrative services, and personnel needed by the Funds.   As
compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% per Fund based upon the
average daily net assets of the Funds.   For the year ended
March 31, 2002, the Advisor voluntarily waived advisory fees in the amounts of $549 and $549 for The Forester Discovery Fund and The Forester Value Fund and reimbursed other expenses in the amount of $2203 and $2203 respectively.

DISTRIBUTION AGREEMENT AND PLAN
The Funds have adopted Distribution Plans pursuant to which the Funds reimburse the Advisor for marketing expenses incurred in distributing shares of the Funds, primarily the cost of printing
sales material.   This expense is limited to 1/4 of 1% of the
Funds' average net assets.   For the year ended March 31,
2002, no such reimbursements were made.


(3)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital losses.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                The Forester     The Forester
2002                           Discovery Fund     Value Fund
----                           --------------    ------------
Distributions paid from:
  Ordinary income                  $1,749           $1,749
                                   ======           ======

2001
----
Distributions paid from:
  Ordinary income                  $3,012           $3,012
                                   ======           ======

As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                The Forester     The Forester
                               Discovery Fund     Value Fund
                               --------------    ------------
Capital loss carryforward          $(141)           $(141)
Undistributed ordinary income        108              108
                                   ------           ------
                                   $ (33)           $ (33)
                                   ======           ======


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors
The Forester Funds, Inc.
Libertyville, Illinois


We have audited the accompanying statements of assets and liabilities as of March 31, 2002, of The Forester Discovery Fund (formerly The Forester Small Cap Value Fund) and The Forester Value Fund, each a series of shares of common stock of The Forester Funds, Inc., and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the two years in the period then ended and the
period September 10, 1999 to March 31, 2000.   These financial statements and
financial highlights are the responsibility of the Funds' management.   Our
responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally
accepted in the United States of America.   Those standards require that
we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material
misstatement.   An audit includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial statements.   An
audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial
statement presentation.   We believe that our audits provide a reasonable
basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Discovery Fund and The Forester Value Fund as of March 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended and the period September 10, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
May 17, 2002



DIRECTORS AND OFFICERS OF THE COMPANY  (Unaudited)

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are as follows:

*Thomas H. Forester - Director , President and Treasurer and has served since September 10, 1999. His address is c/o Forester Capital Management, Ltd.,
612 Paddock Lane, Libertyville, IL 60048. Mr. Forester, 43, has been President of Forester Capital Management, Ltd. (the "Adviser") since February, 1999. Prior to that time, he was an officer and portfolio manager from May 1997 through January 1999 with Dreman Value Advisors, Inc. and its successor firm Scudder Investments Inc.; and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc. He oversees 2 portfolios in the fund complex. He does not hold any other directorships designated by
Item 13(a)(1) of the Rules. Mr. Forester owns approximately 99% of the shares of each Fund.

*Kaye E. Forester - Director and Secretary has served since September, 1999. Mrs. Forester, 42, is an investor. Her address is c/o Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048. She oversees 2 portfolios in the fund complex. She does not hold any other directorships designated by Item 13(a)(1) of the Rules.

Wayne A. Grudem - Director, has served since September, 1999. Mr. Grudem, 54, has been a Professor at Phoenix Seminary in Scottsdale, Arizona since 2001. Previously, he was a Professor at Trinity International University for more than five years. His address is c/o Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048. He oversees 2 portfolios in the fund complex. He does not hold any other directorships designated by
Item 13(a)(1) of the Rules.


Michael B. Kelley - Director, has served since September, 1999. Mr. Kelley, 40, has been a Territory Executive at WW Grainger, a national distribution firm to commercial and industrial industries for more than five years. His address is c/o Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048. He oversees 2 portfolios in the fund complex. He does not hold any other directorships designated by Item 13(a)(1) of the Rules.


*Mr. and Mrs. Forester are directors who are "interested persons" of the Funds by virtue of Mr. and Mrs. Forester being an officers of the Funds. Mr. Forester is also an officer of the investment manager and owns 99% of the shares of each Fund. They are married to each other.

The Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling toll-free 1-800-388-0365.